Pension Cost (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Defined Benefit Plans and Other Postretirement Benefit Plans Table Text Block [Line Items]
Service cost		$ 15
Interest cost	$ 5	9
Expected return on plan assets	(6)	(6)
Amortization of prior service cost	0	0
Amortization of net loss	0	0
Curtailment gain	(57)	(217)
Net periodic benefit cost (income)	$ (58)	$ (199)	$ (77)